UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2009

SP ACQUISITION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-142696	20-8523583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 10, 2009, SP Acquisition Holdings, Inc. (the “Company”) received a letter (the “Letter”) from the Corporate Compliance Department of NYSE Alternext US LLC (the “Exchange”), notifying the Company that it is below certain of the Exchange’s continued listing standards in that it had failed to hold an annual meeting of stockholders in 2008, in violation of Section 704 of the NYSE Alternext US LLC Company Guide (the “Company Guide”).  The Company was afforded the opportunity submit a plan to the Exchange by March 10, 2009 advising the Exchange of actions it has taken or will take that will bring the Company into compliance with Section 704 of the Company Guide (the “Plan”).

The Company will hold a meeting of stockholders to approve an initial business combination if it enters an agreement for an initial business combination. If the Company is unable to complete a business combination, its corporate existence will cease except for the purposes of winding up its affairs and liquidating.

The Company intends to prepare the Plan and submit it to the Exchange by March 10, 2009.  If the Exchange determines that the Company has made a reasonable demonstration in the Plan of its ability to regain compliance with all applicable continued listing standards by August 11, 2009 (the “Deadline”), the Exchange will accept the Plan and the Company will remain listed.  If the Company does not submit a plan or if the Exchange does not accept the Plan, the Company will be subject to delisting procedures as set forth in Section 1010 and part 12 of the Company Guide.  The Company anticipates that it will be able to regain compliance with Section 704 of the Company Guide by the Deadline.

Pursuant to Section 402 of the Company Guide, on February 13, 2009, the Company filed a press release disclosing the Company’s receipt of the Letter and the other matters discussed herein.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(d)                             Exhibits

Exhibit No.                                           Description

99.1	Press release dated February 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 13, 2009	SP ACQUISITION HOLDINGS, INC.

	By:	/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 13, 2009.